                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

      Each person whose signature appears below constitutes and appoints Garo H. Armen his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Antigenics Inc. (the "Company") relating to the resale of the Company's common stock issued in connection with that certain Asset Purchase Agreement between the Company and Mojave Therapeutics, Inc., and any and all amendments (including post-effective amendments) thereto, and any related 462(b) registration statement or amendment thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this power of attorney has been signed by the undersigned as of May 27, 2004.

SIGNATURE                                                  TITLE
---------                                                  -----
/s/Garo Armen, Ph.D                     Chief Executive Officer and Chairman of
--------------------------------------  the Board of Directors (Principal
Garo Armen, Ph.D.                       Executive, Financial, and Accounting Officer)

/s/Noubar Afeyan, Ph.D                  Director
--------------------------------------
Noubar Afeyan, Ph.D.

/s/Frank AtLee                          Director
--------------------------------------
Frank AtLee

/s/Gamil de Chadarevian                 Vice Chairman of the Board of Directors
--------------------------------------
Gamil de Chadarevian

/s/Tom  Dechaene                        Director
--------------------------------------
Tom Dechaene

/s/Margaret Eisen                       Director
--------------------------------------
Margaret Eisen

/s/Wadih Jordan                         Director
--------------------------------------
Wadih Jordan

/s/Mark Kessel                          Director
--------------------------------------
Mark Kessel

/s/Pramod Srivastava, Ph.D              Director
--------------------------------------
Pramod Srivastava, Ph.D.